UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 12, 2005

COMSTOCK RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA (State or other jurisdiction incorporation)	000-16741 (Commission File Number)	94-1667468 (I.R.S. Employer Identification Number)

5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)

(972) 668-8800
(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
Consent of Cole, Evans & Peterson

Item 2.01 Acquisition or Disposition of Assets

On May 12, 2005, Comstock Resources, Inc. (“Comstock”) completed an acquisition of certain oil and gas properties and related assets from EnSight Energy Partners, L.P. (“EnSight”) for $192.5 million. Comstock acquired producing properties in East Texas, Louisiana and Mississippi. Comstock estimates that the acquired properties have proved reserves of approximately 120.2 billion cubic feet of gas equivalent. These reserves are 57% natural gas and 43% oil. Approximately 37% of the proved reserves are in the proved developed category. The undeveloped reserves primarily relate to 96 proved undeveloped locations to be drilled. In addition to the proved reserves, Comstock estimates that the acquired properties have probable reserves of 85.6 Bcfe which relate to an additional 133 drilling locations not included in the proved reserves. The acquisition had an effective date of April 1, 2005. The acquisition was funded with cash on hand and borrowings under Comstock’s bank credit facility, with Bank of Montreal as administrative agent for a syndicate of banks. After closing the acquisition, Comstock had $140.0 million outstanding under its bank credit facility with total debt of $315.0 million.

Item 9.01 Financial Statements and Exhibits

a) Audited Statement of Revenues and Direct Operating Expenses for the Year Ended December 31, 2004 and the unaudited Statements of Revenues and Direct Operating Expenses for the three months ended March 31, 2005 and 2004 of the EnSight Acquisition Properties.

b) Pro Forma Consolidated Balance Sheet as of March 31, 2005 and Consolidated Statements of Operations for the Year Ended December 31, 2004 and the three months ended March 31, 2005.

c) Exhibits:

Regulation S-K
Number	Document
2.1*	Purchase and Sale Agreement between EnSight Energy Partners, L.P. and Comstock Resources, Inc. effective April 1, 2005

23.1	Consent of Cole, Evans & Peterson

*	Previously filed.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.
Dated: July 15, 2005	By:	/s/ M. Jay Allison
M. Jay Allison
President and Chief Executive Officer

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Comstock Resources, Inc.

     We have audited the accompanying statement of operating revenues and direct operating expenses of the properties (the “EnSight Acquisition Properties”) acquired by Comstock Resources, Inc. (the “Company”) from EnSight Energy Partners, L.P. for the year ended December 31, 2004. This statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the statements and are not intended to be a complete presentation of the Company’s interests in the properties described above.

     In our opinion, the Statement referred to above presents fairly, in all material respects, the operating revenues and direct operating expenses of the EnSight Acquisition Properties for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the Unites States of America.

/s/ Cole, Evans & Peterson

Cole, Evans & Peterson
July 12, 2005
Shreveport, Louisiana

COMSTOCK RESOURCES, INC. AND SUBSIDIARIES

STATEMENT OF OPERATING REVENUES AND DIRECT OPERATING EXPENSES
OF THE ENSIGHT ACQUISITION PROPERTIES
(in thousands)

	Year Ended	Three Months Ended
	December 31,	March 31,
	2004	2004	2005
		(Unaudited)
Revenues
Oil and gas sales	$30,404	$6,109	$9,337
Other revenues	686	178	167
Direct operating expenses:
Lease operating expense	7,812	1,850	2,066
Production and ad valorem taxes	1,387	258	442

Total direct operating expenses	9,199	2,108	2,509

Revenues in excess of direct operating expenses	$21,891	$4,179	$6,995

See accompanying notes to statements of revenues and direct operating expenses of the EnSight Acquisition Properties.

COMSTOCK RESOURCES, INC. AND SUBSIDIARIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
OF THE ENSIGHT ACQUISITION PROPERTIES
For the Year Ended December 31, 2004
and for the Three Months Ended March 31, 2004 and 2005

(1) Summary of Significant Accounting Policies

   Basis of Presentation

     On May 12, 2005, Comstock Resources, Inc. (“Comstock”), through a wholly-owned subsidiary, completed an acquisition of certain oil and natural gas properties and related assets located in Texas, Louisiana and Mississippi (the “EnSight Acquisition Properties”) from EnSight Energy Partners, L.P., EnSight Laurel Production, LLC, Fairfield Midstream Services, LLC and EnSight Energy Management, LLC (collectively, “EnSight”) for $192.5 million.

     The accompanying statements of operating revenues and direct operating expenses were derived from the historical accounting records of EnSight and reflect the revenues and direct operating expenses of the EnSight Acquisition Properties. Such amounts may not be representative of future operations. The statements do not include depreciation, depletion and amortization, general and administrative expenses, income taxes or interest expense as these costs may not be comparable to the expenses expected to be incurred by Comstock on a prospective basis.

     Historical financial information reflecting financial position, results of operations and cash flows of the EnSight Acquisition Properties are not presented as such information is not available on an individual property basis and not meaningful to the EnSight Acquisition Properties. Accordingly, the historical statements of revenues and direct operating expenses have been presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

   Interim Financial Statements

     The Operating Revenues less Direct Operating Expense statements for the three months ended March 31, 2005 and 2004 have not been audited. The interim financial statements reflect all adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of the interim periods. Such adjustments are considered to be of a normal recurring nature. Operating revenues less direct operating expenses for the three month period ended March 31, 2005 are not necessarily indicative of the results that will be realized for the year ended December 31, 2005.

   Use of Estimates in the Preparation of Operating Revenues less Direct Operating Expenses

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of operating revenues and direct operating expenses during the reporting period. Actual amounts could differ from those estimates.

   Revenue Recognition and Gas Balancing

     EnSight utilizes the sales method of accounting for natural gas revenues whereby revenues are recognized based on the amount of gas sold to purchasers. The amount of gas sold may differ from the amount to which EnSight is entitled based on its revenue interests in the properties.

COMSTOCK RESOURCES, INC. AND SUBSIDIARIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
OF THE ENSIGHT ACQUISITION PROPERTIES
(continued)

(2) Related Party Transactions

     Lease operating expense includes contracted direct overhead costs charged to the properties by Ensight Energy Management, LLC in the amount of $663 thousand for the year ended December 31, 2004 and $157 thousand and $174 thousand for the three months ended March 31, 2004 and 2005, respectively.

(3) Supplemental Oil and Gas Reserve Information (Unaudited)

     Supplemental oil and natural gas reserve information related to the EnSight Acquisition Properties is reported in compliance with Statement of Financial Accounting Standards No. 69, Disclosures about Oil and Gas Producing Activities. Net proved oil and natural gas reserves of the EnSight Acquisition Properties were prepared by Lee Keeling & Associates, Inc., an independent petroleum engineering firm. The standardized measure of discounted future net cash flows related to those reserves were prepared by Comstock as of and for the year ended December 31, 2004.

     Proved reserves are estimated quantities of crude oil and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

     The following table presents the estimated remaining net proved and proved developed oil and gas reserves attributable to the EnSight Acquisition Properties at December 31, 2004, along with a summary of changes in the quantities of net remaining proved reserves during the year ended December 31, 2004. Estimates of economically recoverable oil and natural gas reserves and of future net revenues are based upon a number of variable factors and assumptions, all of which are to some degree speculative and may vary considerably from actual results. Therefore, actual production, revenues, taxes, development and operating expenditures may not occur as estimated. The following reserve data are estimates only, are subject to many uncertainties, and are based upon data gained from production histories and on assumptions as to geologic formations and other matters. Actual quantities of oil and natural gas may differ materially from the amounts estimated.

			Natural
		Natural	Gas
	Crude Oil	Gas	Equivalent
	(MBbl)	(MMcf)	(MMcfe)
Estimated total proved reserves:
January 1, 2004	9,030	72,075	126,255
Production	(558)	(1,622)	(4,970)

Balance December 31, 2004	8,472	70,453	121,285

Estimated proved developed reserves:
December 31, 2004	5,011	19,519	49,585

COMSTOCK RESOURCES, INC. AND SUBSIDIARIES

NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
OF THE ENSIGHT ACQUISITION PROPERTIES
(continued)

     The standardized measure of discounted future net cash flows of the EnSight Acquisition Properties is as follows:

As of
December 31,
2004
(in thousands)

Future oil and gas sales	$723,586
Future production costs	(162,668)
Future development costs	(77,450)

Future net cash flows	483,468
10% annual discount for estimated timing of cash flows	(240,884)

Standardized measure of discounted Future net cash flows relating to proved oil and gas reserves	$242,584

     Future cash inflows are calculated by applying year-end prices adjusted for transportation and other charges to the year-end quantities of proved reserves, except in those instances where fixed and determinable price changes are provided by contractual arrangements in existence at year-end. The prices used for the December 31, 2004 calculations were $34.43 per barrel of oil and $6.06 per Mcf of gas, respectively. Future development and production costs are computed by estimating the expenditures to be incurred in developing and producing proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Future income tax expense has not been considered as EnSight is not a tax paying entity.

COMSTOCK RESOURCES, INC.
UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Introduction

     Following are the unaudited pro forma financial statements of Comstock Resources, Inc. for the year ended December 31, 2004 and the three months ended March 31, 2005. The unaudited pro forma balance sheet assumes, as of December 31, 2004, the purchase of the EnSight Acquisition Properties, the issuance and sale of 4,545,454 shares of common stock in an underwritten public offering, and borrowings under Comstock’s bank credit facility. The unaudited pro forma statements of operations assume that these transactions occurred on January 1, 2004. The pro forma financial statements are also based, in part, on the statements of revenues and direct operating expenses of the EnSight Acquisition Properties for the year ended December 31, 2004 and the three months ended March 31, 2005. Transaction adjustments are presented in the notes to the unaudited pro forma financial statements. The unaudited pro forma financial statements and accompanying notes should be read together with the historical consolidated financial statements of Comstock filed with its Form 10-K for the year ended December 31, 2004 and its Form 10-Q for the three months ended March 31, 2005.

     The pro forma adjustments are based upon available information and assumptions that management of Comstock believes are reasonable. The pro forma financial statements do not purport to represent the financial position or results of operations of Comstock which would have occurred had the transaction been consummated on the dates indicated or Comstock’s financial position or results of operations for any future date or period.

COMSTOCK RESOURCES, INC. AND SUBSIDIARIES
PRO FORMA BALANCE SHEET
(Unaudited)

AS OF MARCH 31, 2005
(in thousands)

		Acquisition
	Comstock	Adjustments		As Adjusted

ASSETS

Cash and Cash Equivalents	$10,609	$—		$10,609
Accounts Receivable:
Oil and gas sales	27,124	—		27,124
Joint interest operations	7,997	—		7,997
Other Current Assets	7,514	—		7,514

Total current assets	53,244	—		53,244

Property and Equipment:
Unevaluated oil and gas properties	15,181	—		15,181
Oil and gas properties	1,294,789	192,500	(a)	1,487,549
		260	(b)
Other	4,263	—		4,263
Accumulated depreciation depletion and amortization	(457,203)	—		(457,203)

	857,030	192,760		1,049,790
Receivable from Bois d’Arc Energy	65,849	—		65,849
Other Assets	15,669	—		15,669

	$991,792	$192,760		$1,184,552

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Portion of Long-term Debt	$27	$—		$27
Accounts Payable	34,257	—		34,257
Accrued Expenses	23,855	—		23,855

Total current liabilities	58,139	—		58,139
Long-term Debt, less Current Portion	429,000	71,300	(a)	500,300
Deferred Taxes Payable	103,815	—		103,815
Reserve for Future Abandonment Costs	19,987	260	(b)	20,247
Stockholders’ Equity:
Common stock	18,086	2,273	(a)	20,359
Additional paid-in capital	184,978	118,927	(a)	303,905
Retained earnings	177,787	—		177,787

Total stockholders’ equity	380,851	121,200		502,051

	$991,792	$192,760		$1,184,552

See accompanying notes to unaudited pro forma
consolidated financial statements

COMSTOCK RESOURCES, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
(Unaudited)

FOR THE YEAR ENDED DECEMBER 31, 2004
(in thousands)

		Acquisition
	Comstock	Adjustments		As Adjusted
Revenues:
Oil and gas sales	$261,647	$30,404	(c)	$292,051
Operating expenses:
Oil and gas operating	52,068	9,199	(c)	61,267
Exploration	15,610	—		15,610
Depreciation, depletion and amortization	63,879	7,888	(d)	71,767
Impairment	1,648	—		1,648
General and administrative, net	14,569	—		14,569

Total operating expenses	147,774	17,087		164,861

Income from Operations	113,873	13,317		127,190

Other income (expenses)
Interest income	1,207	—		1,207
Other income	166	686	(c)	852
Interest expense	(21,182)	(2,246	) (e)	(23,428)
Loss on early extinguishment of debt	(19,599)	—		(19,599)
Loss on derivatives	(155)	—		(155)
Formation costs	(1,101)	—		(1,101)

	(40,664)	(1,560)		(42,224)

Income before income taxes	73,209	11,757		84,966
Provision for income taxes	(26,342)	(4,230	) (f)	(30,572)

Net income	$46,867	$7,527		$54,394

Net income per share:
Basic	$1.37			$1.40

Fully Diluted	$1.29			$1.33

Weighted average common and common stock equivalent shares outstanding
Basic	34,187			38,732

Fully Diluted	36,252			40,797

See accompanying notes to unaudited pro forma
consolidated financial statements.

COMSTOCK RESOURCES, INC. AND SUBSIDIARIES
PRO FORMA STATEMENT OF OPERATIONS
(Unaudited)

FOR THE THREE MONTHS ENDED MARCH 31, 2005
(in thousands)

		Acquisition
	Comstock	Adjustments		As Adjusted
Revenues:
Oil and gas sales	$69,822	$9,337	(g)	$79,159
Operating expenses:
Oil and gas operating	13,187	2,509	(g)	15,696
Exploration	2,085	—		2,085
Depreciation, depletion and amortization	17,353	3,021	(h)	20,374
General and administrative, net	4,188	—		4,188

Total operating expenses	36,813	5,530		42,343

Income from Operations	33,009	3,807		36,816

Other income (expenses)
Interest income	104	—		104
Other income	748	167	(g)	915
Interest expense	(5,798)	(768	) (i)	(6,566)
Loss on derivatives	(3,238)	—		(3,238)

	(8,184)	(602)		(8,786)

Income before income taxes	24,825	3,206		28,031
Provision for income taxes	(8,937)	(1,154	) (j)	(10,091)

Net income	$15,888	$2,052		$17,940

Net income per share:
Basic	$0.45			$0.45

Fully Diluted	$0.43			$0.43

Weighted average common and common stock equivalent shares outstanding
Basic	34,999			39,544

Fully Diluted	37,356			41,901

See accompanying notes to unaudited pro forma
consolidated financial statements.

COMSTOCK RESOURCES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FINANCIAL STATEMENTS

(1) Pro Forma Adjustments

     On May 12, 2005, Comstock Resources, Inc. (“Comstock”), through a wholly owned subsidiary, completed an acquisition of certain oil and natural gas properties and related assets located in Texas, Louisiana and Mississippi (the “EnSight Acquisition Properties”) from EnSight Energy Partners, L.P., EnSight Laurel Production, LLC, Fairfield Midstream Services, LLC and EnSight Energy Management, LLC (collectively, “EnSight”) for $192.5 million. The effective date of this acquisition was April 1, 2005.

The pro forma financial statements reflect the following transactions:

•	Purchase of the EnSight Acquisition Properties for $192.5 million.

•	Issuance and sale of 4,545,454 shares of common stock for net proceeds of $121.2 million.

•	Borrowings under the bank credit facility of $71.3 million.

The accompanying unaudited pro forma balance sheet as of March 31, 2005 reflects the following adjustments:

(a)	To record the purchase of the EnSight Acquisition Properties, the issuance and sale of 4,545,454 shares and borrowings under the bank credit facility.

(b)	To recognize asset retirement liabilities related to the Ensight Acquisition Properties.

The accompanying unaudited pro forma statement of operations for the year ended December 31, 2004 reflects the following adjustments:

(c)	To record the oil and sales and the related operating expenses of the EnSight Acquisition Properties.

(d)	To record the additional depreciation, depletion and amortization expense and the accretion of expense for asset retirement liabilities related to the EnSight Acquisition Properties.

(e)	To record the interest expense associated with the additional borrowings under the bank credit facility.

(f)	To record the additional income tax provision.

The accompanying unaudited pro forma consolidated statement of operations for the three months ended March 31, 2005 reflects the following adjustments:

(g)	To record the oil and sales and the related operating expenses of the EnSight Acquisition Properties.

(h)	To record the additional depreciation, depletion and amortization expense and the accretion of expense for asset retirement liabilities related to the EnSight Acquisition Properties.

(i)	To record the interest expense associated with the additional borrowings under the bank credit facility.

(j)	To record the additional income tax provision.